[LOGO].

Kobrick Capital Fund
Kobrick Emerging
     Growth Fund
Kobrick Growth Fund

Where The Best Minds Meet

         Report
---------
--------- 30, 2001

Annual Report September 30,2001
--------------------------------------------------------------------------------

President's Message .......................................................   1
Portfolio Managers' Commentary and Performance
   Kobrick Capital Fund ...................................................   2
   Kobrick Emerging Growth Fund ...........................................   4
   Kobrick Growth Fund ....................................................   6
Financial Statements
Schedules of Investments
   Kobrick Capital Fund ...................................................   8
   Kobrick Emerging Growth Fund ...........................................  11
   Kobrick Growth Fund ....................................................  14
Statements of Assets and Liabilities ......................................  16
Statements of Operations ..................................................  17
Statements of Changes in Net Assets .......................................  18
Financial Highlights ......................................................  20
Notes to Financial Statements .............................................  22
Report of Independent Accountants .........................................  28

Notes:

Because the Kobrick funds invest primarily in equity securities, they are subject to risks commonly associated with investing in stocks. This means you may lose money on your investment if you sell your shares at a time when there is an unforeseen drop in the value of a stock or market sector, or during periods of poor performance for the stock market as a whole. Your shares, when redeemed, may be worth more or less than their original cost. Growth stocks are generally more sensitive to market movements than other types of stocks because their stock prices are based on future expectations. Securities issued in initial public offerings ("IPOs") tend to involve greater market risk than other equity securities, which may impact a fund's performance and increase shareholders' tax liability. Frequent portfolio turnover may increase your risk of greater tax liability, which, in turn, could lower your return from these funds. Small-cap and emerging-growth companies are more volatile than the overall market. These risks affect the value of your investment. Please see the prospectus for details.

--------------------------------------------------------------------------------
NOT FDICINSURED                  MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

[PHOTO]

John T. Hailer
President
CDC Nvest Funds

"Wall Street is predicated on optimism. The very acts of raising capital and making investments are based on the simple belief that tomorrow will be a better day."

Brian Thompson, Executive Director, Museum of American Financial History

President's Message                                                November 2001
--------------------------------------------------------------------------------

Dear Shareholder:

By the time you receive this Kobrick Funds annual report, which covers the fiscal year ended September 30, 2001, you should have received confirmation that Kobrick Growth Fund investors now own shares of CDC Nvest Large Cap Growth Fund, and Kobrick Capital Fund and Kobrick Emerging Growth Fund investors now own shares of CDC Nvest Star Growth Fund. I believe the transition to new management teams is especially timely. Equity investors are passing through one of the most difficult periods in stock-market history, and although there is much uncertainty, many new opportunities may lie ahead.

During the final quarter of the Kobrick funds' fiscal year, the equity markets posted the worst decline since the crash of October 1987. The broad-based Russell 3000 Index lost 15.9%. The tech-heavy Nasdaq Composite Index fell 30.7%, which was the second largest quarterly decline in the index's 30-year history. As capital spending declined, earnings of the companies in the S&P 500 fell by 39% for the 12-month period, a level not seen since World War II.

Against the backdrop of slowing economic growth, the terrorist attacks of September 11 sent shock waves through the world financial markets. The Federal Reserve Bank responded swiftly with two interest-rate cuts of half a point each, bringing the federal funds rate down to 2.5% by October 2 - the lowest level in 40 years - as part of the Fed's efforts to encourage business and consumer spending. Rates on some Treasury securities currently are below the inflation rate, while equity valuations are low. And both interest rates and stock prices could go lower still.

However, despite the recent disruption, the U.S. economy is still the most productive in the world and our banking system is still sound. Throughout its history, the stock market has proved resilient. There have been nine recessions and four wars since the end of World War II, and the market has recovered each time. Historically, market recoveries have happened more quickly following crises, perhaps because the government and businesses act with greater urgency, reducing the lag time to recovery.

This annual report allows you to read about the ways in which two of our Best Minds are adapting their strategies to the risks and opportunities they see ahead. Vaughan, Nelson, Scarborough & McCullough uses a more conservative approach to the pursuit of growth, focusing on leading companies, many of which are household names. RS Investments, on the other hand, seeks growth from a broadly diversified portfolio of small- and mid-cap stocks, including companies that may be new to you. Both of these experienced investment advisers are currently emphasizing technology. Each has identified stocks from separate market segments that seem significantly under-priced relative to their potential for earnings growth and possible capital appreciation.

We believe the best course of action for investors right now is to avoid impulsive decisions that might undo sound investment plans. Especially given the intensity of recent events, we recommend that you consult your financial adviser, who will be able to help you make decisions that are appropriate for your long-term investment plan. Periods of uncertainty invariably generate market volatility, but this should not deter investors who are prepared to ride out turbulent periods in order to seek asset growth over the long term. If you have questions about your new CDC Nvest funds, or the investment teams that manage them, please call your financial representative, or call CDC Nvest Funds at 800-225-5478 to speak with an investor service and marketing representative.

                                                   Sincerely,


                                                   -----------------
                                                   /S/John T. Hailer
                                                   President
                                                   CDC Nvest Funds

                                                               Portfolio Profile
--------------------------------------------------------------------------------
Objective:
Seeks maximum
capital appreciation
--------------------------------------------------------------------------------

Strategy:
Invests primarily in equity securities of companies with small, medium and large capitalizations
--------------------------------------------------------------------------------

Inception Date:
December 31, 1997
--------------------------------------------------------------------------------

Manager:
(September 30, 2001)
John L. Wallace,
John H. Seabern,
RS Investments

Brian A. Grove,
William R. Berger,
Christopher T.
  McMillin
VNSM
--------------------------------------------------------------------------------

Symbols:
Class A           KFCFX
Class B           KCFBX
Class C           KCFCX
Class Y           KCFYX
--------------------------------------------------------------------------------

Net AssetValue
Per Share:
(September 30, 2001)
Class A           $7.21
Class B            7.12
Class C            7.12
Class Y            7.25

                                                  Portfolio managers' commentary
--------------------------------------------------------------------------------

Effective July 1, 2001, the interim management of Kobrick Capital Fund was divided between Vaughan, Nelson, Scarborough & McCullough (VNSM) and RS Investments, replacing Kobrick Funds, LLC.

Performance review

For the 12 months ended September 30, 2001, the total return on Class A shares of Kobrick Capital Fund was 62.15% at net asset value. For the same period, the Russell 3000 Index returned 27.91%.

The long stock market slide that began early in 2000 continued for most of this fund's fiscal year, accompanied by gradually worsening economic news. Even before the tragic events of September 11, many observers believed the U.S. was entering a recession, despite the combined efforts of the Federal Reserve Board and the federal government. Stock prices fell across the board, but growth companies - especially technology companies - were hardest hit. There were a few, brief rallies during the fund's fiscal year and a few companies in niche markets prospered, but no broad, positive trends emerged.

Portfolio changes

When the technology sell-off began in April of 2000, Kobrick had expected investors to shift to high-growth stocks in other sectors, including the apparel and restaurant companies they had selected. Instead, consumer confidence slumped and poor business conditions brought the market down. Staying true to growth companies, which had served them well in previous years, Kobrick generally de-emphasized such defensive holdings as financial services and utilities.

When RS Investments took over as interim manager of a portion of the fund in July, they focused on small- and mid-sized growth stocks. Since these tend to be more volatile than larger issues, assets were spread over many businesses and industries. Technology and health-care holdings were expanded and consumer stocks were trimmed. An example of the companies RS Investments likes is SonicWALL - a small, rapidly growing firm that creates and markets an anti-virus intrusion detection device offered at a low price point.

The VNSM portfolio also features technology, health-care and financial services stocks. However, here the emphasis is on established, major companies that the manager believes may be able to sustain strong earnings growth even in difficult times. For example, VNSM bought General Electric (GE), the world's largest company. Although GE's exposure to insurance and commercial aircraft leasing has scared some investors away from this high-quality, diversified company, more than three quarters of its revenues come from other areas, including financial services, control systems and electric appliances. VNSM believes GE should be able to maintain double-digit growth.

The slowing economy has cut into most companies' growth rates - from the large, multinationals to the smaller businesses with unique product lines or services - but this enabled the new managers to make their selections while stocks were selling at bargain prices. Many of the stocks now in the portfolio touched 12-month lows near the end of September.

Current outlook

Unfortunately, most observers expect third- and fourth-quarter corporate earnings announcements to be negative, and the campaign against terrorism now underway makes forecasting especially difficult. Those who were inclined to be negative in the past are likely to find more reason to remain so now. Those who had been optimistic may become more conservative.

However, the American economy has a long history of resiliency, and government actions have provided an unprecedented amount of liquidity to help spur investment and economic recovery. This fund's new configuration is designed to give shareholders continual exposure to growth-oriented common stocks using a variety of tactics to pursue long-term growth of capital.

                                   Investment Results through September 30, 2001
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Kobrick Capital Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH (OR CHART) IN THE PRINTED MATERIAL.]

[PLOT POINTS TO COME].

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------
                                                      Since Fund's
                                           1 Year     Inception
   Class A (Inception 12/31/97)
   Net Asset Value(1)                      -62.15%       -4.74%
   With MSC(2)                             -64.32        -6.23
   Class B (Inception 10/29/99)
   Net Asset Value1                        -62.37%      -33.58%
   With CDSC(3)                            -64.25       -34.97
--------------------------------------------------------------------------------

   Class C (Inception 10/29/99)
   Net Asset Value(1)                      -62.39%      -33.58%
   With MSCand CDSC(3)                     -63.13       -33.93
--------------------------------------------------------------------------------

   Class Y (Inception 10/29/99)
   Net Asset Value(1)                      -62.02%      -32.95%
--------------------------------------------------------------------------------

                                                      Since Fund's  Since Fund's
                                                       Class A      Class B, C&Y
Comparative Performance                       1 Year   Inception      Inception
  Russell 3000 Index(4)                       -27.91%     2.58%        -10.89%
  Morningstar Mid Cap Growth Funds Average(5) -47.21      3.50         -10.41
  Lipper Multi-Cap Growth Funds Average(6)    -50.15      1.28         -29.66

Portfolio as of September 30, 2001
--------------------------------------------------------------------------------

                                       % of
Fund Composition                    Net Assets
    Common Stocks                     95.0
--------------------------------------------------------------------------------
    Short Term Investments and Other   5.0

                                       % of
Ten Largest Holdings                  Net Assets
--------------------------------------------------------------------------------
    Pfizer, Inc.                       3.0
--------------------------------------------------------------------------------
    Schering-Plough Corp.              2.9
--------------------------------------------------------------------------------
    General Electric Co.               2.6
--------------------------------------------------------------------------------
    American International Group, Inc. 2.6
--------------------------------------------------------------------------------
    Oracle Corp.                       2.2
--------------------------------------------------------------------------------
    Microsoft Corp.                    2.1
--------------------------------------------------------------------------------
    Sun Microsystems, Inc.             2.0
--------------------------------------------------------------------------------
    Wal-Mart Stores, Inc.              1.8
--------------------------------------------------------------------------------
    Merck & Co.                        1.7
--------------------------------------------------------------------------------
    Intel Corp.                        1.7

                                       % of
Five Largest Industries             Net Assets

    Drugs & Healthcare                11.7
--------------------------------------------------------------------------------
    Computer Software & Services       8.2
--------------------------------------------------------------------------------
    Biotechnology                      6.1
--------------------------------------------------------------------------------
    Manufacturing -- Diversified       4.3
--------------------------------------------------------------------------------
    Computer Hardware                  4.3

Portfolio holdings and asset allocations will vary.

Notes

The returns in the Average Annual Total Returns table represent past performance of the fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. (See Note 4 of the financial statements.) All index and fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.

2 With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. The performance shown reflects current sales charges and expenses.

3 With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With MSCand CDSC performance for Class C shares assumes a 1.00% sales charge and a 1.00% CDSC on redemptions within the first year of purchase.

4 Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies. You may not invest directly in an index.

5 Morningstar Mid Cap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception returns for Class B, C and Y shares are calculated from 11/1/99.

6 Lipper Multi-Cap Growth Funds Average is the average performance without sales charges of all mutual funds with a similar current investment style or objective as calculated by Lipper Inc.

                                                               Portfolio Profile
--------------------------------------------------------------------------------

Objective:

Seeks growth of capital

--------------------------------------------------------------------------------

Strategy:

Invests primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations

--------------------------------------------------------------------------------

 Inception Date:

 December 31, 1997

--------------------------------------------------------------------------------

 Manager:

(September 30, 2001)
 John L. Wallace,
 John H. Seabern,
 RS Investments

--------------------------------------------------------------------------------

Symbols:
Class A           KFEGX
Class B           KEGBX
Class C         pending
Class Y         pending

--------------------------------------------------------------------------------

Net AssetValue
Per Share:
(September 30, 2001)
Class A           $8.17
Class B            8.07
Class C            8.07
Class Y            8.21

                                                  Portfolio manager's commentary
--------------------------------------------------------------------------------

Effective July 1, 2001, RS Investment Management, L.P. (RS Investments) became interim investment adviser of Kobrick Emerging Growth Fund, replacing Kobrick Funds, LLC.

Performance review

For the 12 months ended September 30, 2001, the total return on Class A shares of Kobrick Emerging Growth Fund was 57.99% at net asset value. For the same period, the fund's benchmarks, the Russell 2000 Index returned 21.13%. The Russell 2000 Growth Index returned

42.59%.

The stock market began its downward spiral in April of 2000, led by technology stocks, and continued throughout the fund's fiscal year, as the economy slowed, despite stimulative efforts by the Federal Reserve Board and the federal government. Although there were a few bright spots, one company after another announced disappointing earnings and layoffs, and consumers appeared to hunker down.

Portfolio changes

Kobrick expected consumer stocks to take the lead in an economic recovery. Not only did consumers dig in, the small- and mid-cap growth stocks the fund features were harder hit than the broader market. The health-care stocks - regarded as defensive investments - as well as the consumer and retail stocks Kobrick emphasized all contributed to the fund's underperformance.

When they became interim manager in July, RS Investments expanded the fund's holdings from 52 to approximately 100 stocks, setting up the portfolio to look more like the Russell 2000 Growth Index. This meant expanding the technology and health-care positions and reducing the fund's weighting in consumer stocks. They also sold some issues they felt were "larger cap" in nature, and stocks that had appreciated in value since they were purchased originally. These included homebuilding stocks that appeared to have reached their full potential. Their timing proved to be fortunate, since the homebuilding group declined sharply later in July.

Stocks RS Investments favor currently include companies active in security systems solutions for information technology (IT) and in web-based training solutions. For example, SonicWALL creates and markets an intrusion detection device that operates anti-virus and content-filtering applications. The company sells the system at a low price point, which may attract corporate buyers who are facing shrinking IT budgets. Web-based training is another area that could see activity as companies cut back on travel because they can save as much as 50% on training budgets and help improve employee productivity. SmartForce, Inc., a recent portfolio addition, is a leader in this area.

Outlook

RS Investments believes that investors generally are likely to retain a cautious attitude going forward, but they think small-cap stocks will resume reasonable growth rates as the economy starts to pick up again. In their view, valuations on smaller companies are more attractive than many larger companies, and they are studying individual businesses to evaluate their financial strength and the impact recent events may have on their prospects.

Even though the Fed's actions have provided an unprecedented amount of liquidity, and the government's proposed tax cuts are geared to reward companies for capital spending, RS Investments expects third- and fourth-quarter corporate earnings to be negative, as a recovery is postponed by the terrorist attacks. Long term, however, they expect these stimulative measures to take effect as America recovers and focuses on new technologies, which should provide a positive environment for small- and mid-cap growth stocks.

The tragic events of September 11, and the ensuing turmoil in the capital markets, have not altered RS Investment's investment philosophy or process. They believe that markets fluctuate; goals don't.

                                   Investment Results through September 30, 2001
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Kobrick Emerging Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH (OR CHART) IN THE PRINTED MATERIAL.]

[PLOT POINTS TO COME].

The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------
                                                        Since
                                          1 Year      Inception
   Class A (Inception 12/31/97)
   Net Asset Value(1)                      -57.99%       -0.88%
   With MSC(2)                             -60.42        -2.43
--------------------------------------------------------------------------------

   Class B (Inception 10/29/99)
   Net Asset Value(1)                      -58.27%      -28.03%
   With CDSC(3)                            -60.36       -29.54
--------------------------------------------------------------------------------

   Class C (Inception 10/29/99)
   Net Asset Value(1)                      -58.27%      -28.03%
   With MSC and CDSC(3)                    -59.11       -28.39
--------------------------------------------------------------------------------

   Class Y (Inception 10/29/99)
   Net Asset Value(1)                      -57.88%      -27.38%
--------------------------------------------------------------------------------

                                                       Since Fund'sSince Fund's
                                                         Class A Class B, C & Y
 Comparative Performance                        1 Year    Inception   Inception
  Russell 2000 Index(4)                        -21.13%       -0.79%       -1.62%
  Morningstar Mid Cap Growth Funds Average(5)  -47.21         3.50       -10.41
  Lipper Mid Cap Growth Funds Average(6)       -46.88         1.79       -20.39

                                              Portfolio as of September 30, 2001
--------------------------------------------------------------------------------
                                                           % of
Fund Composition                                        Net Assets
--------------------------------------------------------------------------------
    Common Stocks                                          93.7
--------------------------------------------------------------------------------
    Short Term Investments and Other                        6.3

                                                           % of
 Ten Largest Holdings                                   Net Assets
--------------------------------------------------------------------------------
    Airgas, Inc.                                            2.9
    Golden State Bancorp                                    2.3
    Radian Group, Inc.                                      2.1
    Hot Topic, Inc.                                         1.9
    SerologicalsCorp.                                       1.9
    Regeneration Tech, Inc.                                 1.9
    Sola International, Inc.                                1.9
    International Flavors & Fragrances, Inc.                1.9
    Arena Pharmaceuticals                                   1.7
    Tenet Healthcare Corp.                                  1.6

                                                           % of
 Five Largest Industries                                Net Assets
--------------------------------------------------------------------------------
    Biotechnology                                           9.1
    Computer Software & Services                            7.1
    Business Services                                       5.9
    Retail - Specialty Apparel                              4.8
    Health Care - Medical Products & Supplies               4.8

Notes

The returns in the Average Annual Total Returns table represent past performance of the fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. (See Note 4 of the financial statements.) All index and fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.

2 With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. The performance shown reflects current sales charges and expenses.

3 With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With MSCand CDSC performance for Class C shares assumes a 1.00% sales charge and a 1.00% CDSC on redemptions within the first year of purchase.

4 Russell 2000 Index is an unmanaged index of 2000 smaller U.S. companies. You may not invest directly in an index.

5 Morningstar Mid Cap Growth Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception returns for Class B, C and Y shares are calculated from 11/1/99.

6 Lipper Mid Cap Growth Funds Average is the average peformance without sales charges of all mutual funds with a similar investment style or objective as calculated by Lipper Inc.The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.Average Annual Total Returns -- September 30, 2001

 Portfolio Profile
--------------------------------------------------------------------------------
Objective:
Seeks long-term growth of capital
--------------------------------------------------------------------------------

Strategy:

Invests primarily in equity securities of companies with large capitalizations that the adviser believes have better than average long-term growth potential
--------------------------------------------------------------------------------

Inception Date:
September 1, 1998
--------------------------------------------------------------------------------

Manager:
(September 30, 2001)
 Brian A. Grove,
 William R. Berger,
 Christopher T.
   McMillin
 VNSM
--------------------------------------------------------------------------------

Symbols:
Class A            KFGRX
Class B            KFGBX
Class C          pending
Class Y          pending
--------------------------------------------------------------------------------

Net AssetValue
Per Share:
(September 30, 2001)
Class A          $12.39
Class B           12.22
Class C           12.22
Class Y           12.46

                                                  Portfolio manager's commentary
--------------------------------------------------------------------------------

Effective July 1, 2001, Vaughan, Nelson, Scarborough & McCullough (VNSM) became interim investment adviser of Kobrick Growth Fund, replacing Kobrick Funds, LLC.

Performance review

For the 12 months ended September 30, 2001, the total return on Class A shares of Kobrick Growth Fund was 38.45% at net asset value, including $1.36 in reinvested distributions. For the same period, the Fund's benchmark, the Standard & Poor's 500, returned 26.61%, while the Russell 1000 Growth Index, returned 45.64%.

Fiscal 2001 was one of the most difficult environments for growth-oriented investors in many years. As capital spending fell and unemployment rose, very few companies were able to reach the 15% growth rate used to define a growth company. Many technology companies, in particular, found themselves with a glut of inventory, and even before the tragic events of September 11, many observers believed the U.S. was in a recession.

Portfolio changes

During the first three fiscal quarters, Kobrick focused on large-cap stocks of major health-care and financial services firms. These are generally regarded as defensive investments, likely to hold up well in a recession. They also featured such consumer companies as grocery and drug store chains. However, the downside pressure on stock prices generally affected even those portfolio companies that were able to meet their earnings targets. Meanwhile, consumers were not as active as Kobrick had expected, and as the economy continued to slow, price weakness spread to these issues too.

When VNSM assumed interim responsibility for the fund in July, they gradually reduced the fund's emphasis on consumer stocks, using the proceeds to move back into technology. They focused on companies with strong balance sheets that seemed to possess superior product positioning and skilled management. Selections included such household names as Cisco, Dell, EMC Corp., Intel, Oracle and Sun Microsystems. Although it's too soon to be certain these stocks will sustain their rally from the 12-month low they reached late in September, VNSM believes that if these companies cease to be viable in the future, then this country will cease to be a technological leader.

The portfolio also features some large pharmaceutical and biotech companies, selected because they are active in research and development and have many new products in the pipeline. Major financial services and energy stocks are included. Insurance companies, of course, face enormous costs in the wake of September 11, and the recent decline in energy prices has put a cap on new drilling operations, at least temporarily.

Outlook

The best argument for investing in growth stocks now is that they are cheap, by historical standards. Some of the strongest technology companies in the U.S. - whose stocks used to sell for many times earnings - recently traded at just one times annual sales.

Although it's possible that stocks may get even cheaper near term, historically the U.S. economy has been resilient. Stock prices declined precipitously and then recovered following past political and economic crises, creating opportunities for investors with the optimism and patience to wait for calm to be restored. VNSM's investment style is to look past the news of the day or the month, focusing on companies they believe will do well over a three- to five-year time frame.

While it may take longer than many investors expect for an economic recovery to get underway, the stock market always looks forward. The next sustainable rally is likely to begin while the news is still bleak. Growth-oriented investors might be well advised to get in position now, but be prepared for more difficult times in the next several months.

                                   Investment Results through September 30, 2001
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing Kobrick Growth Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH (OR CHART) IN THE PRINTED MATERIAL.]

[PLOT POINTS TO COME].


The illustration represents past performance and does not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Other classes of shares are available for which performance, fees, and expenses will differ. All results include reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------
                                                        Since
                                          1 Year      Inception
   Class A (Inception 9/1/98)
   Net Asset Value(1)                      -38.45%        9.81%
   With MSC(2)                             -41.98         7.72
--------------------------------------------------------------------------------

   Class B (Inception 10/29/99)
   Net Asset Value(1)                      -38.86%      -10.26%
   With CDSC(3)                            -41.70       -12.01
--------------------------------------------------------------------------------

   Class C (Inception 10/29/99)
   Net Asset Value(1)                      -38.89%      -10.26%
   With MSCand CDSC(3)                     -40.07       -10.72
--------------------------------------------------------------------------------

   Class Y (Inception 10/29/99)
   Net Asset Value(1)                      -38.29%       -9.39%
--------------------------------------------------------------------------------

                                                    Since Fund's    Since Fund's
                                                     Class A      Class B, C & Y
 Comparative Performance                  1 Year    Inception       Inception
   S&P 500 Index(4)                        -26.61%      4.06%        -12.05%
   Morningstar Large Blend Funds Average(5)-28.11       3.45         -11.20
   Lipper Multi-Cap Core Funds Average(6)  -50.15       3.01         -29.66

                                              Portfolio as of September 30, 2001
--------------------------------------------------------------------------------
                                                  % of
Fund Composition                                Net Assets
--------------------------------------------------------------------------------
    Common Stocks                                  99.6
--------------------------------------------------------------------------------
    Short Term Investments and Other                0.4

                                                  % of
 Ten Largest Holdings                           Net Assets
--------------------------------------------------------------------------------
    Tyco International, Ltd.                        6.0
--------------------------------------------------------------------------------
    American Home Products Corp.                    4.4
--------------------------------------------------------------------------------
    Microsoft Corp.                                 3.9
--------------------------------------------------------------------------------
    Exxon Mobil Corp.                               3.9
--------------------------------------------------------------------------------
    Cendant Corp.                                   3.8
--------------------------------------------------------------------------------
    Pfizer, Inc.                                    3.6
--------------------------------------------------------------------------------
    Oracle Corp.                                    3.4
--------------------------------------------------------------------------------
    Merck & Co.                                     3.4
--------------------------------------------------------------------------------
    Lowe's Co., Inc.                                3.3
--------------------------------------------------------------------------------
    Baxter International, Inc.                      3.3

                                                  % of
 Five Largest Industries                        Net Assets
    Drugs & Healthcare                             12.8
--------------------------------------------------------------------------------
    Heathcare - Medical Products & Supplies        10.0
--------------------------------------------------------------------------------
    Manufacturer-Diversified                        8.0
--------------------------------------------------------------------------------
    Computer Software & Services                    7.4
--------------------------------------------------------------------------------
    Oil & Gas - Exploration & Production            7.3
--------------------------------------------------------------------------------

Portfolio holdings and asset allocations will vary.

Notes

The returns in the Average Annual Total Returns table represent past performance of the fund and do not guarantee future results. Share price and return will vary and you may have a gain or a loss when you sell your shares. Fund performance also reflects waived fees and expenses. Returns would have been lower without these waivers, which can be discontinued. (See Note 4 of the financial statements.) All index and fund performance assumes reinvestment of distributions. Class Y shares are available to certain institutional investors only.

1 Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect a sales charge.

2 With Maximum Sales Charge (MSC) performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares. The performance shown reflects current sales charges and expenses.

3 With Contingent Deferred Sales Charge (CDSC) performance assumes reinvestment of all distributions and, for Class B shares, assumes that a maximum 5.00% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With MSCand CDSC performance for Class C shares assumes a 1.00% sales charge and a 1.00% CDSC on redemptions within the first year of purchase.

4 Standard & Poor's Composite Index of 500 Stocks (S&P 500(R)) is an unmanaged index of U.S. common stock performance. You may not invest directly in an index. Since inception return is calculated from 8/31/98 for Class A shares.

5 Morningstar Large Blend Funds Average is the average performance without sales charges of all mutual funds with similar investment objectives as calculated by Morningstar, Inc. Since inception return is calculated from 8/31/98 for Class A shares and from 11/1/99 for Class B, C and Y shares.

6 Lipper Multi-Cap Core Funds Average is the average performance without sales charges of all mutual funds with a similar investment style or objective as calculated by Lipper Inc. Since inception return is calculated from 8/31/98 for Class A shares.Average Annual Total Returns -- September 30, 2001

Investments as of September 30, 2001

Description
 Value (a)                                                Shares       Value (a)
--------------------------------------------------------------------------------
COMMON STOCKS    95.0% of Total Net Assets
Advertising  1.3%
The Interpublic Group of Companies, Inc. ..........       44,100      $  899,640
                                                                      ----------
Aerospace/Defense  3.1%
Honeywell International, Inc. .....................       41,000       1,082,400
United Technologies Corp. .........................       21,100         981,150
                                                                      ----------
                                                                       2,063,550
                                                                      ----------
Airlines  0.5%
Airtran Holdings, Inc. (c) ........................       80,000         339,200
                                                                      ----------
Automotive  0.7%
Fleetwood Enterprises, Inc. .......................       30,000         335,400
Tower Automotive, Inc. (c) ........................       22,500         161,325
                                                                      ----------
                                                                         496,725
                                                                      ----------
Biotechnology  6.1%
Amgen, Inc. (c) ...................................       12,700         746,379
Applera Corp. - Celera Genomics Group (c) .........       16,000         385,600
Arena Pharmaceuticals, Inc. (c) ...................       52,500         577,500
Arqule, Inc. (c) ..................................       20,000         209,000
Genzyme Corp. (c) .................................       20,500         931,110
Orchid Biosciences, Inc. (c) ......................      105,600         231,264
Regeneration Tech, Inc. (c) .......................       50,000         582,500
XOMA, Ltd. (c) ....................................       44,900         378,507
                                                                      ----------
                                                                       4,041,860
                                                                      ----------
Business Services  4.0%
Coinstar, Inc. (c) ................................       22,500         443,700
Concord EFS, Inc. (c) .............................       10,000         489,500
Integrated Electrical Services, Inc. (c) ..........       65,000         357,500
Nextcard, Inc. (c) ................................       47,500         302,575
Tetra Tech, Inc. (c) ..............................       14,100         311,610
Viewpoint Corp. (c) ...............................      138,300         470,220
XCare.net, Inc. (c) ...............................       25,000         311,250
                                                                      ----------
                                                                       2,686,355
                                                                      ----------
Chemicals-Specialty  1.0%
OM Group, Inc. ....................................        4,000         220,000
Praxair, Inc. .....................................       10,000         420,000
                                                                      ----------
                                                                         640,000
                                                                      ----------
Computer Hardware  4.3%
Dell Computer Corp. (c) ...........................       33,000         611,490
International Business Machines Corp. .............        9,600         886,080
Sun Microsystems, Inc. (c) ........................      162,100       1,340,567
                                                                      ----------
                                                                       2,838,137
                                                                      ----------
Computer Networking  1.4%
Cisco Systems, Inc. (c) ...........................       27,500         334,950
F5 Networks, Inc. (c) .............................       35,000         324,800
Tellium, Inc. (c) .................................       50,000         246,500
                                                                      ----------
                                                                         906,250
                                                                      ----------

Description                                                               Shares
--------------------------------------------------------------------------------
Computer Software & Services  8.2%
EarthLink, Inc. (c) ...............................       25,000      $  380,750
I-Many, Inc. (c) ..................................       52,800         122,496
Imanage, Inc. (c) .................................       88,400         353,600
Intergraph Corp. (c) ..............................       27,500         246,125
Legato Systems, Inc. ..............................       39,500         216,460
Microsoft Corp. (c) ...............................       27,200       1,391,824
Network Associates, Inc. (c) ......................       25,900         333,851
Oracle Corp. (c) ..................................      116,000       1,459,280
Skillsoft Corp. (c) ...............................       25,000         399,500
VERITAS Software Corp. (c) ........................       10,000         184,400
Verity, Inc. (c) ..................................       40,000         404,000
                                                                      ----------
                                                                       5,492,286
                                                                      ----------
Computer Peripherals  1.2%
EMC Corp. (c) .....................................       68,600         806,050
                                                                      ----------
Consumer-Jewelery/Novelty/Gifts  0.5%
Oakley, Inc. (c) ..................................       25,000         313,750
                                                                      ----------
Containers & Packaging  0.5%
Ball Corp. ........................................        5,000         299,500
                                                                      ----------
Cosmetics & Toiletries  0.3%
Elizabeth Arden, Inc. (c) .........................       17,000         217,090
                                                                      ----------
Drugs & Healthcare  11.7%
Barr Labs, Inc. (c) ...............................        5,400         426,924
Conceptus, Inc. (c) ...............................        9,000         156,600
Eli Lilly & Co. ...................................        5,200         419,640
Esperion Therapeutics (c) .........................       35,000         260,750
Insmed, Inc. (c) ..................................       25,000          67,000
King Pharmaceuticals, Inc. (c) ....................       20,000         839,000
Merck & Co. .......................................       17,500       1,165,500
MIM Corp. (c) .....................................       13,200         138,600
Pfizer, Inc. ......................................       49,900       2,000,990
Schering-Plough Corp. .............................       52,800       1,958,880
Select Medical Corp. (c) ..........................        9,400         148,050
Thoratec Labs Corp. (c) ...........................       14,700         243,138
                                                                      ----------
                                                                       7,825,072
                                                                      ----------
Electric Companies  1.5%
Dynegy, Inc. ......................................       29,000       1,004,850
                                                                      ----------
Electrical Equipment  0.7%
Capstone Turbine Corp. (c) ........................       72,500         437,900
                                                                      ----------
Entertainment  2.7%
4 Kids Entertainment, Inc. (c) ....................       15,000         298,500
AOL Time Warner, Inc. (c) .........................       20,500         678,550
Midway Games, Inc. (c) ............................       40,000         484,400
Penn National Gaming, Inc. (c) ....................       22,500         369,000
                                                                      ----------
                                                                       1,830,450
                                                                      ----------
Engineering-Research & Development  0.8%
Jacobs Engineering Group, Inc. (c) ................        8,000         499,200
                                                                      ----------
Exchange Traded Funds  0.4%
Nasdaq 100 Trust ..................................       10,000         289,800
                                                                      ----------

                 See accompanying notes to financial statements.

Investments as of September 30, 2001

Description
 Value (a)                                                Shares       Value (a)
--------------------------------------------------------------------------------
Financial-Diversified--1.0%
--------------------------------------------------------------------------------
Citigroup, Inc. .....................................      17,000     $  688,500
                                                                      ----------
Financial Services--1.0%
State Street Corp. ..................................      14,900        677,950
                                                                      ----------
Food & Beverages--0.9%
PepsiCo, Inc. .......................................      12,000        582,000
                                                                      ----------
Food-Retailers/Wholesalers--0.6%
Performance Food Group Co. (c) ......................      15,000        427,950
                                                                      ----------
Gas & Pipeline Utilities--1.6%
El Paso Corp. .......................................      25,300      1,051,215
                                                                      ----------
Healthcare-Managed Care--1.6%
Wellpoint Health Networks, Inc. (c) .................      10,000      1,091,500
                                                                      ----------
Healthcare-Medical Products & Supplies--2.8%
Medtronic, Inc. .....................................      25,900      1,126,650
Patterson Dental Co. (c) ............................      20,000        737,200
                                                                      ----------
                                                                       1,863,850
                                                                      ----------
Healthcare-Services--3.2%
American Healthcorp, Inc. (c) .......................      16,300        574,575
American Home Products Corp. ........................       7,200        419,400
Beverly Enterprises, Inc. (c) .......................      35,000        357,000
Britesmile, Inc. (c) ................................      60,000        360,000
Quintiles Transnational Corp. (c) ...................      30,000        438,000
                                                                      ----------
                                                                       2,148,975
                                                                      ----------
Household Appliances & Home Furnishings--0.4%
Clayton Homes, Inc. .................................      23,000        280,600
                                                                      ----------
Housing & Building Materials--0.4%
Dal-Tile International, Inc. (c) ....................      18,000        277,020
                                                                      ----------
Insurance--2.6%
American International Group, Inc. ..................      22,000      1,716,000
                                                                      ----------
Internet--2.3%
At Home Corp. (c) ...................................     200,000         30,000
DigitalThink, Inc. (c) ..............................      20,000        154,600
Ixia (c) ............................................      32,900        208,915
MatrixOne, Inc. (c) .................................      55,000        299,200
SonicWALL, Inc. (c) .................................      37,500        445,500
Support.com, Inc. (c) ...............................     151,700        364,080
                                                                      ----------
                                                                       1,502,295
                                                                      ----------
Investment Banking/Broker/Management--1.1%
Merrill Lynch & Co., Inc. ...........................      17,500        710,500
                                                                      ----------
Manufacturing-Diversified--4.3%
General Electric Co. ................................      47,400      1,763,280
Tyco International, Ltd. ............................      21,000        955,500
York International Corp. ............................       5,500        157,520
                                                                      ----------
                                                                       2,876,300
                                                                      ----------
Medical Services--0.6%
Laboratory Corp. (c) ................................       5,100        412,335
                                                                      ----------

Description                                                               Shares
--------------------------------------------------------------------------------
Oil & Gas-Drilling & Equipment--0.5%
National-Oilwell, Inc. (c) .......................       24,200       $  350,900
                                                                      ----------
Oil & Gas-Exploration & Production--1.3%
Anadarko Petroleum Corp. .........................        8,000          384,640
Mitchell Energy & Development Corp. ..............        9,000          451,080
                                                                      ----------
                                                                         835,720
                                                                      ----------
Oil Services--1.0%
BJ Services Co. (c) ..............................       16,000          284,640
Key Energy Group (c) .............................       40,000          254,400
Newpark Resources, Inc. (c) ......................       22,500          151,875
                                                                      ----------
                                                                         690,915
                                                                      ----------
Railroads & Equipment--1.6%
Knight Transportation, Inc. (c) ..................       15,000          287,250
Railamerica, Inc. (c) ............................       30,000          375,000
Werner Enterprises, Inc. .........................       22,500          376,200
                                                                      ----------
                                                                       1,038,450
                                                                      ----------
Retail--1.8%
Wal-Mart Stores, Inc. ............................       24,500        1,212,750
                                                                      ----------
Retail-Grocery--0.6%
United Natural Foods, Inc. (c) ...................       22,000          399,960
                                                                      ----------
Retail-Specialty--1.6%
Hollywood Entertainment Corp. (c) ................       40,000          470,000
Home Depot, Inc. .................................       16,400          629,268
                                                                      ----------
                                                                       1,099,268
                                                                      ----------

Retail-Specialty Apparel--2.4%
J. Jill Group, Inc. (c) ..........................       21,200          265,000
Pacific Sunwear of California, Inc. (c) ..........       25,500          350,625
TJX Companies, Inc. ..............................       15,000          493,500
Too, Inc. (c) ....................................       15,000          314,850
Wilsons Leather Experts, Inc. (c) ................       17,500          158,200
                                                                      ----------
                                                                       1,582,175
                                                                      ----------
Semiconductor-Electronics--1.7%
Intel Corp. ......................................       56,000        1,144,640
                                                                      ----------
Semiconductors & Equipment--0.8%
Cirrus Logic (c) .................................       39,000          289,380
PLX Technology, Inc. (c) .........................       51,500          266,255
                                                                      ----------
                                                                         555,635
                                                                      ----------
Software--1.5%
Adept Technology, Inc. (c) .......................       39,000          117,390
Delias Corp. (c) .................................       48,000          256,320
HNC Software, Inc. (c) ...........................       12,800          239,360
Saba Software, Inc. (c) ..........................       35,000           69,300
Smartforce PLC (c) ...............................       20,500          335,380
                                                                      ----------
                                                                       1,017,750
                                                                      ----------
Steel--0.4%
Oregon Steel Mills, Inc. .........................       54,700          292,645
                                                                      ----------

                See accompanying notes to financial statements.

Investments as of September 30, 2001

Description                                               Shares    Value (a)
--------------------------------------------------------------------------------
Telecommunications-Cellular--0.3%
--------------------------------------------------------------------------------
DMC Stratex Networks, Inc. (c) ...................         37,500     $  193,500
                                                                      ----------
Telecommunications-Equipment--2.1%
Conductus, Inc. (c) ..............................        105,000        362,250
InterVoice-Brite, Inc. (c) .......................         40,500        420,390
Nokia Corp. (Sponsored ADR) ......................         39,200        613,480
                                                                      ----------
                                                                       1,396,120
                                                                      ----------
Telecommunications-Long Distance--0.5%
Qwest Communications International, Inc. (c) .....         20,400        340,680
                                                                      ----------
Telecommunications-Services--0.7%
RMH Teleservices, Inc. (c) .......................         41,000        440,750
                                                                      ----------
Transportation--0.6%
Landstar Systems, Inc. (c) .......................          6,500        416,000
                                                                      ----------
Trucking & Freight Forwarding--0.3%
Hunt (JP) Transport Services, Inc. ...............         12,900        172,215
                                                                      ----------
Total Common Stock
   (Identified Cost $79,297,246) .................                    63,414,728
                                                                      ----------

                                                                                      Principal
 Description                                                                            Amount        Value (a)
SHORT TERM INVESTMENTS -- 4.0% Repurchase Agreement with State Street Bank and
Trust Co. dated 9/28/2001 at 2.00% to be repurchased at $1,894,316 on
10/01/2001, collateralized by $1,595,000 U.S.Treasury Bond at 7.125%, due
2/15/2023 with a value of $1,937,557 ...........................................    $  1,894,000   $  1,894,000

Repurchase Agreement with State Street Bank and
Trust Co. dated 9/28/2001 at 2.00% to be repurchased at
$753,126 on 10/01/2001, collateralized
by $775,000 zero coupon U.S.Treasury Bond, due
1/10/2002 with a value of $769,963 .............................................         753,000        753,000

Total Short Term Investments
    (Identified Cost $2,647,000)                                                                      2,647,000
                                                                                                   ------------
Total Investments--99.0%
    (Identified Cost $81,944,246) (b)                                                                66,061,728
Other assets less liabilities                                                                           680,320
                                                                                                   ------------
Total Net Assets--100%                                                                             $ 66,742,048
                                                                                                   ============
(a)  See Note 2 of Notes to Financial Statements.
(b)  Federal Tax Information:  At September 30, 2001, the net unrealized depreciation on investments based on cost of $82,984,980 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost                                          $  1,232,657
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value                                           (18,155,909)
                                                                                                   ------------
     Net unrealized depreciation                                                                   $(16,923,252)
                                                                                                   ============

     At September 30, 2001, the Fund had a capital loss carryover of approximately $16,431,706 of which $1,117,558 expires on September 30, 2008 and $15,314,148 expires on September 30, 2009. This may be available to offset future capital gains, if any, to the extent provided by regualtions.

     For the year ended September 30, 2001, the Fund has elected to defer
     $135,777,294 of losses attributable to post October losses.

(c) Non-income producing security.
ADR An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

Investments as of September 30, 2001

Description
 Value (a)                                                Shares       Value (a)
--------------------------------------------------------------------------------
COMMON STOCK    93.7% of Total Net Assets
Airlines  0.9%
Airtran Holdings, Inc. (c) ........................        80,000     $  339,200
                                                                      ----------
Automotive  1.3%
Fleetwood Enterprises, Inc. .......................        28,000        313,040
Tower Automotive, Inc. (c) ........................        25,000        179,250
                                                                      ----------
                                                                         492,290
                                                                      ----------
Banks-Major Regional  1.5%
Regions Financial Corp. ...........................        19,400        559,884
                                                                      ----------
Biotechnology  9.1%
Arena Pharmaceuticals, Inc. (c) ...................        57,500        632,500
Arqule, Inc. (c) ..................................        20,000        209,000
Novavax, Inc. (c) .................................        38,000        535,800
Orchid Biosciences, Inc. (c) ......................       108,100        236,739
Regeneration Tech, Inc. (c) .......................        60,000        699,000
Serologicals Corp. (c) ............................        38,900        704,479
XOMA, Ltd. (c) ....................................        42,500        358,275
                                                                      ----------
                                                                       3,375,793
                                                                      ----------
Business Services  5.9%
Coinstar, Inc. (c) ................................        25,000        493,000
Integrated Electrical Services, Inc. (c) ..........        48,300        265,650
Nextcard, Inc. (c) ................................        42,500        270,725
Tetra Tech, Inc. (c) ..............................        15,900        351,390
Viewpoint Corp. (c) ...............................       145,700        495,380
XCare.net, Inc. (c) ...............................        25,000        311,250
                                                                      ----------
                                                                       2,187,395
                                                                      ----------
Chemicals  2.9%
Airgas, Inc. (c) ..................................        80,000      1,061,600
                                                                      ----------
Chemicals-Specialty  1.9%
International Flavors & Fragrances, Inc. ..........        25,000        692,250
                                                                      ----------
Computer Networking  1.7%
F5 Networks, Inc. (c) .............................        40,000        371,200
Tellium, Inc. (c) .................................        52,500        258,825
                                                                      ----------
                                                                         630,025
                                                                      ----------
Computer Software & Services  7.1%
EarthLink, Inc. (c) ...............................        30,000        456,900
I-Many, Inc. (c) ..................................        66,000        153,120
Imanage, Inc. (c) .................................        97,900        391,600
Intergraph Corp. (c) ..............................        29,000        259,550
Legato Systems, Inc. (c) ..........................        50,000        274,000
Network Associates, Inc. (c) ......................        17,300        222,997
Skillsoft Corp. (c) ...............................        27,500        439,450
Verity, Inc. (c) ..................................        45,000        454,500
                                                                      ----------
                                                                       2,652,117
                                                                      ----------
Consumer Finance  2.1%
Radian Group, Inc. (c) ............................        20,000        770,000
                                                                      ----------

Description                                                             Shares

Consumer-Jewelery/Novelty/Gifts  1.0%
Oakley, Inc. (c) .....................................     30,000     $  376,500
                                                                      ----------
Containers & Packaging  2.5%
Ball Corp. ...........................................      6,000        359,400
Ivex Packaging (c) ...................................     34,000        579,700
                                                                      ----------
                                                                         939,100
                                                                      ----------

Cosmetics & Toiletries  0.6%
Elizabeth Arden, Inc. (c) ............................     18,000        229,860
                                                                      ----------
Drugs & Healthcare  3.3%
Barr Labs, Inc. (c) ..................................      6,000        474,360
Conceptus, Inc. (c) ..................................     10,000        174,000
Esperion Therapeutics (c) ............................     27,500        204,875
Insmed, Inc. (c) .....................................     25,000         67,000
MIM Corp. (c) ........................................     13,200        138,600
Select Medical Corp. (c) .............................     11,000        173,250
                                                                      ----------
                                                                       1,232,085
                                                                      ----------
Electrical Equipment  1.5%
Capstone Turbine Corp. (c) ...........................     90,000        543,600
                                                                      ----------
Entertainment  3.2%
4 Kids Entertainment, Inc. (c) .......................     15,000        298,500
Midway Games, Inc. (c) ...............................     40,000        484,400
Penn National Gaming, Inc. (c) .......................     25,000        410,000
                                                                      ----------
                                                                       1,192,900
                                                                      ----------
Engineering-Research & Development  1.2%
Jacobs Engineering Group, Inc. (c) ...................      7,000        436,800
                                                                      ----------
Exchange Traded Funds  0.7%
Nasdaq 100 Trust .....................................      9,500        275,310
                                                                      ----------
Food-Retailers/Wholesalers  1.5%
Performance Food Group Co. (c) .......................     20,000        570,600
                                                                      ----------
Healthcare-Hospital Management  1.6%
Tenet Healthcare Corp. (c) ...........................     10,000        596,500
                                                                      ----------
Healthcare-Medical Products & Supplies  4.8%
DENTSPLY International, Inc. (c) .....................     11,900        546,686
Patterson Dental Co. (c) .............................     14,200        523,412
Sola International, Inc. (c) .........................     46,000        697,360
                                                                      ----------
                                                                       1,767,458
                                                                      ----------
Healthcare-Services  3.1%
American Healthcorp, Inc. (c) ........................     12,100        426,525
Beverly Enterprises, Inc. (c) ........................     36,000        367,200
Britesmile, Inc. (c) .................................     60,000        360,000
                                                                      ----------
                                                                       1,153,725
                                                                      ----------
Household Appliances & Home Furnishings  0.9%
Clayton Homes, Inc. ..................................     27,000        329,400
                                                                      ----------
Housing & Building Materials  0.7%
Dal-Tile International, Inc. (c) .....................     18,000        277,020
                                                                      ----------

                See accompanying notes to financial statements.

Investments as of September 30, 2001

Description
 Value (a)                                              Shares         Value (a)
--------------------------------------------------------------------------------
Internet  4.4%
At Home Corp. (c) ................................      100,000      $    15,000
DigitalThink, Inc. (c) ...........................       20,000          154,600
Ixia (c) .........................................       37,100          235,585
MatrixOne, Inc. (c) ..............................       70,000          380,800
SonicWALL, Inc. (c) ..............................       40,000          475,200
Support.com, Inc. (c) ............................      157,800          378,720
                                                                     -----------
                                                                       1,639,905
                                                                     -----------

Manufacturing-Diversified  0.5%
York International Corp. .........................        6,500          186,160
                                                                     -----------
Oil & Gas-Drilling & Equipment  1.6%
National-Oilwell, Inc. (c) .......................       23,000          333,500
Newpark Resources, Inc. (c) ......................       40,000          270,000
                                                                     -----------
                                                                         603,500
                                                                     -----------
Oil Services  1.4%
BJ Services Co. (c) ..............................       14,000          249,060
Key Energy Group (c) .............................       40,000          254,400
                                                                     -----------
                                                                         503,460
                                                                     -----------
Railroads & Equipment  2.9%
Knight Transportation, Inc. (c) ..................       15,000          287,250
Railamerica, Inc. (c) ............................       30,000          375,000
Werner Enterprises, Inc. .........................       25,000          418,000
                                                                     -----------
                                                                       1,080,250
                                                                     -----------
Restaurants  1.6%
Applebee's International, Inc. ...................       20,000          590,000
                                                                     -----------
Retail-Computers & Electronics  1.1%
Ultimate Electronics, Inc. (c) ...................       23,900          414,665
                                                                     -----------
Retail-General Merchandise  1.3%
BJ's Wholesale Club (c) ..........................       10,000          476,100
                                                                     -----------
Retail-Specialty  1.3%
Hollywood Entertainment Corp. (c) ................       42,500          499,375
                                                                     -----------
Retail-Specialty Apparel  4.8%
Hot Topic, Inc. (c) ..............................       28,100          705,310
J. Jill Group, Inc. (c) ..........................       21,200          265,000
Pacific Sunwear of California, Inc. (c) ..........       25,500          350,625
Too, Inc. (c) ....................................       14,000          293,860
Wilsons Leather Experts, Inc. (c) ................       20,000          180,800
                                                                     -----------
                                                                       1,795,595
                                                                     -----------

Description                                                             Shares
Savings & Loan  2.3%
Golden State Bancorp, Inc. (c) ...............           27,800      $   845,120
                                                                     -----------
Semiconductors & Equipment  1.1%
Cirrus Logic (c) .............................           20,000          148,400
PLX Technology, Inc. (c) .....................           53,700          277,629
                                                                     -----------
                                                                         426,029
                                                                     -----------
Software  3.0%
Adept Technology, Inc. (c) ...................           41,400          124,614
Delias Corp. (c) .............................           59,600          318,264
HNC Software, Inc. (c) .......................           15,000          280,500
Saba Software, Inc. (c) ......................           30,000           59,400
Smartforce PLC (c) ...........................           21,000          343,560
                                                                     -----------
                                                                       1,126,338
                                                                     -----------
Steel  0.8%
Oregon Steel Mills, Inc. .....................           57,500          307,625
                                                                     -----------
Telecommunications-Equipment  1.7%
Conductus, Inc. (c) ..........................           90,000          310,500
InterVoice-Brite, Inc. (c) ...................           31,000          321,780
                                                                     -----------
                                                                         632,280
                                                                     -----------
Telecommunications-Services  1.2%
RMH Teleservices, Inc. (c) ...................           42,500          456,875
                                                                     -----------
Transportation  1.2%
Landstar Systems, Inc. (c) ...................            7,000          448,000
                                                                     -----------
Trucking & Freight Forwarding  0.5%
Hunt (JP) Transport Services, Inc. ...........           13,000          173,550
                                                                     -----------
Total Common Stock
   (Identified Cost $41,376,374) .............                        34,886,239
                                                                     -----------

                See accompanying notes to financial statements.

Investments as of September 30, 2001

                                                                                         Principal
Description                                                                                Amount      Value (a)
-----------------------------------------------------------------------------------------------------------------
Short Term Investment    5.8%
Repurchase Agreement with State Street Bank & Trust Co. .............................
dated 9/28/2001 at 2.00% to be repurchased at
$2,158,360 on 10/01/2001, collateralized by
$1,815,000 U.S. Treasury Note, 7.125%,
due 2/15/2023 with a value of $2,204,806 ............................................    $2,158,000   $ 2,158,000
                                                                                                      -----------
Total Short Term Investment
   (Identified Cost $2,158,000) .....................................................                   2,158,000
                                                                                                      -----------
Total Investments    99.5%
   (Identified Cost $43,534,374) (b) ................................................                  37,044,239
Other assets less liabilities .......................................................                     181,423
                                                                                                      -----------

Total Net Assets   100.0% ...........................................................                 $37,225,662
                                                                                                      ===========

(a)  See Note 2 of Notes to Financial Statements ....................................

(b)  Federal Tax Information:  At September 30, 2001, the net unrealized depreciation on investments based on cost of $44,643,488 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments
       in which there is an excess of value over tax cost ...........................                 $ 2,224,302
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of value over tax cost ...........................                  (9,823,551)
                                                                                                      -----------
     Net unrealized depreciation ....................................................                 $(7,599,249)
                                                                                                      ===========
     At September 30, 2001, the Fund had a capital loss carryover of approximately $7,857,425 of which $1,500,588 expires on September 30, 2008 and $6,356,837
     expires on September 30, 2009. This may be available to offset future capital gains, if any, to the extent provided by regulations ...........................

     For the year ended September 30, 2001, the Fund has elected to defer
     $58,894,927 of losses attributable to post October losses ......................

     IRS regulations may limit or preclude the use of some or all of the capital loss carryover and post October loss deferral due to the merger of the Fund with Kobrick Capital Fund. See Note 9 of Notes to Financial Statements .........

(c)  Non-income producing security.

                 See accompanying notes to financial statements.

Investments as of September 30, 2001

Description
 Value (a)                                 Shares      Value (a)
----------------------------------------------------------------
COMMON STOCK    99.6% of Total Net Assets
Advertising  2.5%
The Interpublic Group of Companies, Inc.   68,900     $1,405,560
                                                      ----------
Aerospace/Defense  2.5%
Honeywell International, Inc. ..........   53,000      1,399,200
                                                      ----------
Banks-Major Regional  2.5%
Comerica, Inc. .........................   25,000      1,385,000
                                                      ----------
Beverages-Alcoholic  1.3%
Anheuser-Busch Companies, Inc. .........   16,700        699,396
                                                      ----------
Biotechnology  2.6%
Genzyme Corp. (c) ......................   31,000      1,408,020
                                                      ----------
Broadcast Media  1.3%
Comcast Corp. (c) ......................   19,500        699,465
                                                      ----------
Computer Hardware  6.3%
Dell Computer Corp. (c) ................   50,000        926,500
International Business Machines Corp.      17,600      1,624,480
Sun Microsystems, Inc. (c) .............  110,000        909,700
                                                      ----------
                                                       3,460,680
                                                      ----------
Computer Networking  1.0%
Cisco Systems, Inc. (c) ................   44,000        535,920
                                                      ----------
Computer Software & Services  7.4%
Microsoft Corp. (c) ....................   42,500      2,174,725
Oracle Corp. (c) ......................   150,200      1,889,516
                                                      ----------
                                                       4,064,241
                                                      ----------
Computer Peripherals  2.3%
EMC Corp. (c) ..........................  108,500      1,274,875
                                                      ----------
Drugs & Healthcare--12.8%
Elan Corp., PLC (ADR) (c) ..............   24,200      1,172,490
Eli Lilly & Co. ........................    8,200        661,740
Merck & Co. ............................   28,000      1,864,800
Pfizer, Inc. ...........................   50,000      2,005,000
Schering-Plough Corp. ..................   37,000      1,372,700
                                                      ----------
                                                       7,076,730
                                                      ----------
Electric Companies  3.0%
Calpine Corp. (c) ......................   28,800        656,928
Duke Power Co. .........................   18,800        711,580
Reliant Resources, Inc. (c) ............   17,500        283,500
                                                      ----------
                                                       1,652,008
                                                      ----------
Entertainment  2.0%
AOL Time Warner, Inc. (c) ..............   32,600      1,079,060
                                                      ----------
Financial-Diversified  1.8%
Citigroup, Inc. ........................   24,900      1,008,450
                                                      ----------
Gas & Pipeline Utilities  2.9%
El Paso Corp. ..........................   39,100      1,624,605
                                                      ----------

Description                                             Shares
--------------------------------------------------------------------------------
Healthcare-Medical Products &
Supplies  10.0%
American Home Products Corp. ...........   41,600     $2,423,200
Baxter International, Inc. .............   32,600      1,794,630
Medtronic, Inc. ........................   30,000      1,305,000
                                                      ----------
                                                       5,522,830
                                                      ----------
Insurance  2.1%
AFLAC, Inc.                                43,600      1,177,200
                                                      ----------
Investment Banking/Broker/
Management--2.0%
Merrill Lynch & Co., Inc. ..............   27,000      1,096,200
                                                      ----------
Manufacturing-Diversified  8.0%
General Electric Co. ...................   29,000      1,078,800
Tyco International, Ltd. ...............   72,900      3,316,950
                                                      ----------
                                                       4,395,750
                                                      ----------
Medical Services  1.2%
Laboratory Corp. (c) ...................    8,000        646,800
                                                      ----------
Oil & Gas-Exploration &
Production--7.3%
Anadarko Petroleum Corp. ...............   23,500      1,129,880
Exxon Mobil Corp. ......................   54,800      2,159,120
Mitchell Energy & Development Corp. ....   15,000        751,800
                                                      ----------
                                                       4,040,800
                                                      ----------
Retail-Specialty  6.3%
CVS Corp. ..............................   13,500        448,200
Home Depot, Inc. .......................   32,200      1,235,514
Lowe's Co., Inc. .......................   56,800      1,797,720
                                                      ----------
                                                       3,481,434
                                                      ----------
Semiconductor-Electronics  0.8%
Intel Corp. ............................   23,000        470,120
                                                      ----------
Services-Commercial & Consumer  3.8%
Cendant Corp. (c) ......................  162,400      2,078,720
                                                      ----------
Telecommunications-Equipment  2.1%
Nokia Corp. (Sponsored ADR) ............   75,000      1,173,750
                                                      ----------
Telecommunications-Long Distance  3.8%
Qwest Communications International, ....   31,000        517,700
Inc. (c)
 WorldCom, Inc. (c) ....................  104,000      1,564,160
                                                      ----------
                                                       2,081,860
                                                      ----------
Total Common Stock
   (Identified Cost $65,619,162) .......              54,938,674
                                                      ----------

                See accompanying notes to financial statements.

Investments as of September 30, 2001

                                                                                  Principal
Description                                                                         Amount     Value (a)
----------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENT    0.9%

Repurchase Agreement with State Street Bank and Trust Co. dated 9/28/2001 at
2.00% to be repurchased at $478,080 on 10/01/2001, collateralized by $505,000
U.S.Treasury Bond at 5.250%, due 2/15/2029 with a value of $489,627 ............   $478,000   $    478,000
                                                                                              ------------

Total Short Term Investment
   (Identified Cost $478,000) ..................................................                   478,000
                                                                                              ------------

Total Investments    100.5%
   (Identified Cost $66,097,162) (b) ...........................................                55,416,674
Other assets less liabilities ..................................................                  (267,737)
                                                                                              ------------

Total Net Assets   100.0% ......................................................              $ 55,148,937
                                                                                              ============

(a)  See Note 2 of Notes to Financial Statements.

(b)  Federal Tax Information:  At September 30, 2001, the net unrealized depreciation on investments based on cost of $66,758,587 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost $845,904
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value ......................               (12,187,817)
                                                                                              ------------
     Net unrealized depreciation ...............................................              $(11,341,913)
                                                                                              ============
     At September 30, 2001, the Fund had a capital loss carryover of approximately $3,696,755 which expires on September 30, 2009. This may be available to offset future capital gains, if any, to the extent provided by regulations.

     For the year ended September 30, 2001, the Fund has elected to defer
     $22,568,025 of losses attributable to post October losses.

     IRS regulations require that the amount of the capital loss carryover and post October loss deferral that may be utilized in a particular year is limited as a result of the redemption of the Fund's shares by Cendant
     Corporation. See Note 6 of Notes to Financial Statements.

(c)  Non-income producing security.
     ADR  An American Depositary Receipt (ADR) is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

                 See accompanying notes to financial statements.

September 30, 2001

                                                                                      Kobrick           Kobrick        Kobrick
                                                                                      Capital       Emerging Growth    Growth
                                                                                      Fund              Fund           Fund
                                                                                   -------------    ------------    ------------
ASSETS
   Investments, at value
     Securities (cost $79,297,246, $41,376,374 and $65,619,162, respectively) ...  $  63,414,728    $ 34,886,239    $ 54,938,674
     Repurchase agreements ......................................................      2,647,000       2,158,000         478,000
   Cash .........................................................................        189,634         145,524          74,412
   Dividends and interest receivable ............................................         25,949          11,857          36,727
   Receivable for securities sold ...............................................      1,928,567       1,519,861              --
   Receivable for Fund shares sold ..............................................          8,350          28,090          15,947
   Receivable from investment adviser ...........................................         48,538          28,531           6,441
   Deferred organizational costs ................................................          8,743           8,737              --
                                                                                   -------------    ------------    ------------
     TOTAL ASSETS  ..............................................................     68,271,509      38,786,839      55,550,201
                                                                                   -------------    ------------    ------------
LIABILITIES
   Payable for securities purchased .............................................      1,153,380       1,295,281              --
   Payable for Fund shares redeemed .............................................        205,527         140,579         268,602
   Investment advisory fee payable ..............................................         30,559          13,231          37,642
   Deferred Trustees' fees ......................................................         20,555          11,533          14,162
   Accounts payable and accrued expenses ........................................        119,440         100,553          80,858
                                                                                   -------------    ------------    ------------
     TOTAL LIABILITIES ..........................................................      1,529,461       1,561,177         401,264
                                                                                   -------------    ------------    ------------
NET ASSETS ......................................................................  $  66,742,048    $ 37,225,662    $ 55,148,937
                                                                                   =============    ============    ============
NET ASSETS CONSIST OF:
     Paid in capital ............................................................  $ 235,895,173    $111,588,980    $ 92,720,041
     Undistributed net investment income (loss) .................................        (20,873)        (11,717)        (14,411)
     Accumulated net realized gain (loss) on investments ........................   (153,249,734)    (67,861,466)    (26,876,205)
     Net unrealized appreciation (depreciation) of investments ..................    (15,882,518)     (6,490,135)    (10,680,488)
                                                                                   -------------    ------------    ------------
NET ASSETS ......................................................................  $  66,742,048    $ 37,225,662    $ 55,148,937
                                                                                   =============    ============    ============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
   Class A shares:
     Net assets .................................................................  $  34,735,841    $ 20,408,546    $ 27,668,375
                                                                                   =============    ============    ============
     Shares of beneficial interest ..............................................      4,816,846       2,497,371       2,232,229
                                                                                   =============    ============    ============
         Net asset value and redemption price per share .........................  $        7.21    $       8.17          $12.39
                                                                                   =============    ============    ============
     Offering price per share (100/94.25 of net asset value, based on single purchases of less than $50,000; reduced sales charges apply for purchases
       in excess of this amount) ................................................     $     7.65    $       8.67    $      13.15
                                                                                   =============    ============    ============
   Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets .................................................................  $  27,248,465    $ 14,097,722    $ 22,810,599
                                                                                   =============    ============    ============
     Shares of beneficial interest ..............................................      3,829,650       1,746,116       1,866,643
                                                                                   =============    ============    ============
     Net asset value and offering price per share ...............................  $        7.12    $       8.07    $      12.22
                                                                                   =============    ============    ============
   Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
     Net assets .................................................................  $   4,161,805    $  2,698,292    $  3,418,529
                                                                                   =============    ============    ============
     Shares of beneficial interest ..............................................        584,747         334,377         279,737
                                                                                   =============    ============    ============
     Net asset value per share ..................................................  $        7.12    $       8.07    $      12.22
                                                                                   =============    ============    ============
     Offering price per share (100/99.00 of net asset value) ....................  $        7.19    $       8.15    $      12.34
                                                                                   =============    ============    ============
   Class Y shares:
     Net assets .................................................................  $     595,937     $    21,102    $  1,251,434
                                                                                   =============    ============    ============

                 See accompanying notes to financial statements.

For the Year Ended September 30, 2001

                                                                                    Kobrick        Kobrick       Kobrick
                                                                                    Capital     Emerging Growth     Growth
                                                                                     Fund           Fund            Fund
                                                                                 ------------   ---------------  ------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $800, $0, and $0, respectively)   $     546,576    $    126,864   $    678,234
Interest .....................................................................         712,458         362,602        157,584
Securities lending income ....................................................         277,703         277,953         72,036
                                                                                 -------------    ------------   ------------
                                                                                     1,536,737         767,419        907,854

Expenses
  Investment advisory fees ...................................................       1,486,106         811,660        976,870
  Service fees - Class A .....................................................         215,093         124,564        145,784
  Service and distribution fees - Class  B ...................................         494,833         249,243        320,506
  Service and distribution fees - Class C ....................................          87,102          54,616         56,473
  Trustees' fees and expenses ................................................          59,518          33,706         41,978
  Accounting and administrative fees .........................................          96,610          74,058         76,480
  Custodian fees .............................................................         114,817          84,341         77,681
  Transfer agent fees - Class A, Class B, Class C ............................         507,220         296,431        289,976
  Transfer agent fees - Class Y ..............................................           4,360             955          1,676
  Audit and tax services .....................................................          31,304          32,558         32,452
  Legal fees .................................................................          64,199          35,890         45,458
  Printing ...................................................................          75,013          44,668         31,032
  Registration fees ..........................................................         150,648         100,833         88,901
  Amortization of organizational costs .......................................           9,559           9,563             --
  Other ......................................................................          16,393           8,969          8,646
                                                                                 -------------    ------------    -----------
Total expenses before reductions .............................................       3,412,775       1,962,055      2,193,913
                                                                                 -------------    ------------    -----------

  Less fees waived/deferred by investment adviser ............................        (758,116)       (519,057)      (547,749)
  Less other reductions ......................................................         (44,998)        (14,400)      (190,330)
                                                                                 -------------    ------------    -----------
Net expenses .................................................................       2,609,661       1,428,598      1,455,834
                                                                                 -------------    ------------    -----------
Net investment income (loss) .................................................      (1,072,924)       (661,179)      (547,980)
                                                                                 -------------    ------------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on investments - net ..................................    (119,814,034)    (52,987,399)   (19,628,575)
  Change in unrealized appreciation (depreciation) of investments - net ......     (46,597,520)    (26,591,663)   (23,534,168)
                                                                                 -------------    ------------    -----------
  Net realized and unrealized gain (loss) on investments .....................    (166,411,554)    (79,579,062)   (43,162,743)
                                                                                 -------------    ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..............   $(167,484,478)   $(80,240,241)  $(43,710,723)
                                                                                 =============    ============   ============

                 See accompanying notes to financial statements.

                                                       Kobrick                        Kobrick
                                                       Capital                    Emerging Growth
                                                        Fund                           Fund
                                            -----------------------------    ----------------------------
                                                     Year Ended                     Year Ended
                                                    September 30,                  September 30,
                                                 2001            2000           2001            2000
                                            -------------   --------------    -------------  -------------

From operations:
   Net investment income (loss) ..........   $  (1,072,924)   $  (2,254,698)   $    (661,179)   $ (1,173,122)
   Net realized gain (loss) on investments    (119,814,034)     (30,206,023)     (52,987,399)     (5,944,321)
    Change in unrealized appreciation
     (depreciation) on investments .......     (46,597,520)      25,849,085      (26,591,663)     15,361,939
                                             -------------    -------------    -------------    ------------
   Increase (decrease) in net assets
      resulting from operations ..........    (167,484,478)      (6,611,636)     (80,240,241)      8,244,496
                                             -------------    -------------    -------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized capital gains
     Class A .............................              --      (15,058,424)              --      (8,538,224)
     Class B .............................              --               --               --              --
     Class C .............................              --               --               --              --
     Class Y .............................              --               --               --              --
                                             -------------    -------------    -------------    ------------
                                                        --      (15,058,424)              --      (8,538,224)
                                             -------------    -------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS .......     (91,283,767)     244,301,318      (49,541,456)    115,126,397
                                             -------------    -------------    -------------    ------------
Total increase (decrease) in net assets ..    (258,768,245)     222,631,258     (129,781,697)    114,832,669
                                             -------------    -------------    -------------    ------------
NET ASSETS
   Beginning of the year .................     325,510,293      102,879,035      167,007,359      52,174,690
                                             -------------    -------------    -------------    ------------
   End of the year .......................   $  66,742,048    $ 325,510,293    $  37,225,662    $167,007,359
                                             =============    =============    =============    ============
UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) .........................   $     (20,873)   $      (3,534)   $     (11,717)   $     (1,691)

                                             =============    =============    =============    ============

                                                         Kobrick
                                                          Growth
                                                          Fund
                                             ---------------------------
                                                       Year Ended
                                                      September 30,
                                                  2001            2000
                                             -------------    -------------

From operations:
   Net investment income (loss) ..........   $   (547,980)    $   (811,344)
   Net realized gain (loss) on investments    (19,628,575)       9,912,487
    Change in unrealized appreciation
     (depreciation) on investments .......    (23,534,168)      11,832,995
                                              ------------     ------------
   Increase (decrease) in net assets
      resulting from operations ..........    (43,710,723)      20,934,138
                                             ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized capital gains
     Class A .............................     (6,637,774)              --
     Class B .............................     (2,464,991)              --
     Class C .............................       (432,053)              --
     Class Y .............................       (106,463)              --
                                             ------------     ------------

                                                (9,641,281)             --
                                             ------------     ------------


INCREASE (DECREASE) IN NET ASSETS DERIVED     (38,558,890)      79,298,613
   FROM CAPITAL SHARE TRANSACTIONS .......
                                              (91,910,894)     100,232,751
Total increase (decrease) in net assets ..


NET ASSETS
   Beginning of the year .................    147,059,831       46,827,080
                                             ------------     ------------

   End of the year .......................   $ 55,148,937     $147,059,831
                                             =============    =============

UNDISTRIBUTED NET INVESTMENT
   INCOME (LOSS) .........................   $    (14,411)    $     (1,525)
                                             =============    =============

                 See accompanying notes to financial statements.

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                                                                              19

                                                      Income (loss) from investment operations:             Less distributions:
                                      Net asset       -----------------------------------------             -------------------
                                        value,        Net       Net realized                   Dividends
                                      beginning    investment   and unrealized   Total from     from
                                         of        income       gain (loss) on   investment   net investment
                                      ----------   ----------   --------------   ----------   --------------
                                      the period    (loss)(c)      investments   operations     income
(For a share outstanding throughout
each period.)
Kobrick Capital Fund

Class A
9/30/2001                               $19.05     $(0.05)          $(11.79)     $(11.84)       $  --
9/30/2000                                17.21      (0.14)             4.35(g)      4.21           --
9/30/1999                                10.71      (0.18)             6.68         6.50           --
12/31/1997(a) through 9/30/1998          10.00      (0.13)             0.84         0.71

Class B
9/30/2001                                18.92       0.13)           (11.67)       11.80)          --
10/29/1999(a) through 9/30/2000          15.64      (0.24)             3.52(g)      3.28
--Class C
9/30/2001                                18.93      (0.13)           (11.68)      (11.81)          --
10/29/1999(a) through 9/30/2000          15.64      (0.25)             3.54(g)      3.29

Class Y
9/30/2001                                19.09      (0.04)           (11.80)      (11.84)          --
10/29/1999(a) through 9/30/2000          15.64      (0.08)             3.53(g)      3.45


Kobrick Emerging Growth Fund

Class A
9/30/2001                               $19.45     $(0.07)          $(11.21)     $(11.28)          --
9/30/2000                                16.54      (0.15)             5.77         5.62           --
9/30/1999                                10.14      (0.18)             6.58         6.40           --
12/31/1997(a) through 9/30/1998          10.00      (0.11)             0.25(g)      0.14

Class B
9/30/2001                                19.34      (0.16)           (11.11)      (11.27)          --
10/29/1999(a) through 9/30/2000          15.19      (0.25)             4.40         4.15

Class C
9/30/2001                                19.34      (0.16)           (11.11)      (11.27)          --
10/29/1999(a) through 9/30/2000          15.19      (0.26)             4.41         4.15

Class Y
9/30/2001                                19.49      (0.05)           (11.23)      (11.28)          --
10/29/1999(a) through 9/30/2000          15.19      (0.07)             4.37         4.30


Kobrick Growth Fund

Class A
9/30/2001                               $21.67     $(0.05)          $ (7.87)     $ (7.92)       $  --
9/30/2000                                15.41      (0.13)             6.39         6.26           --
9/30/1999                                10.32      (0.08)             5.17(g)      5.09         0.00(h)
9/1/1998(a) through 9/30/1998            10.00       0.00(h)           0.32         0.32

Class B
9/30/2001                                21.53      (0.17)            (7.78)       (7.95)          --
10/29/1999(a) through 9/30/2000          16.21      (0.26)             5.58         5.32

Class C
9/30/2001                                21.54      (0.17)            (7.79)       (7.96)          --
10/29/1999(a) through 9/30/2000          16.21      (0.26)             5.59         5.33

Class Y
9/30/2001                                21.73      (0.01)               (7.90)       (7.91)       --
10/29/1999(a) through 9/30/2000          16.21      (0.06)                5.58         5.52

                                                     Distributions
                                                       from
                                                     net realized      Total
                                                     -------------   -------------
                                                     capital gains   distributions

Class A
9/30/2001                                               $   --         $   --
9/30/2000                                                (2.37)         (2.37)
9/30/1999                                                   --             --
12/31/1997(a) through 9/30/1998                             --             --

Class B
9/30/2001                                                   --             --
10/29/1999(a) through 9/30/2000                             --             --
--Class C
9/30/2001                                                   --             --
10/29/1999(a) through 9/30/2000                             --             --

Class Y
9/30/2001                                                   --             --
10/29/1999(a) through 9/30/2000                             --             --


Kobrick Emerging Growth Fund

Class A
9/30/2001                                               $   --         $   --
9/30/2000                                                (2.71)         (2.71)
9/30/1999                                                   --             --
12/31/1997(a) through 9/30/1998                             --             --

Class B
9/30/2001                                                   --             --
10/29/1999(a) through 9/30/2000                             --             --

Class C
9/30/2001                                                   --             --
10/29/1999(a) through 9/30/2000                             --             --

Class Y
9/30/2001                                                   --             --
10/29/1999(a) through 9/30/2000                             --             --

Kobrick Growth Fund

Class A
9/30/2001                                               $(1.36)        $(1.36)
9/30/2000                                                   --             --
9/30/1999                                                   --           0.00
9/1/1998(a) through 9/30/1998                               --             --

Class B
9/30/2001                                                (1.36)         (1.36)
10/29/1999(a) through 9/30/2000                             --             --

Class C
9/30/2001                                                (1.36)         (1.36)
10/29/1999(a) through 9/30/2000                             --             --

Class Y
9/30/2001                                                (1.36)         (1.36)
10/29/1999(a) through 9/30/2000                               --             --

--(a)Commencement of operations.

(b) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods less than one year are not annualized.

(c)  Calculated using the average shares outstanding during the period.

(d) Computed on an annualized basis for periods less than one year.See accompanying notes to financial statements.#

                See accompanying notes to financial statements.

                                                                 Ratios to average net assets:
 Net asset                        Net assets,                        Expenses
  value,           Total           end of                          after expense   Net investment    Portfolio
  end of          return         the period          Expenses      reductions      income (loss)      turnover
the period        (%) (b)          (000)           (%) (d) (e)     (%) (d) (e)       (%) (d)          rate (%)
-----------     ----------     ---------------     -----------     -------------   --------------   ----------
$ 7.21          (62.15)        $ 34,736              1.50           1.47(f)          (0.44)            1,371
 19.05           27.99          193,897              1.51           1.48(f)          (0.67)            1,320
 17.21           60.69          102,879              1.75           1.75             (1.09)              778
 10.71            7.10           27,463              1.75           1.75             (1.38)              350

  7.12          (62.37)          27,248              2.25           2.22(f)          (1.19)            1,371
 18.92           20.97           89,645              2.25           2.21(f)          (1.29)            1,320

  7.12          (62.39)           4,162              2.25           2.22(f)          (1.19)            1,371
 18.93           21.04           16,247              2.25           2.21(f)          (1.32)            1,320

  7.25          (62.02)             596              1.25           1.22(f)          (0.30)            1,371
 19.09           22.06           25,721              1.25           1.22(f)          (0.43)            1,320

$ 8.17          (57.99)        $ 20,409              1.50           1.48(f)          (0.55)              716
 19.45           39.24          111,658              1.51           1.51(f)          (0.73)              678
 16.54           63.12           52,175              1.75           1.75             (1.24)              442
 10.14            1.40           18,330              1.75           1.75             (1.16)              287

  8.07          (58.27)          14,098              2.25           2.23(f)          (1.27)              716
 19.34           27.32           41,601              2.25           2.25(f)          (1.37)              678

  8.07          (58.27)           2,698              2.25           2.23(f)          (1.27)              716
 19.34           27.32            9,804              2.25           2.25(f)          (1.38)              678

  8.21          (57.88)              21              1.25           1.23(f)          (0.34)              716
 19.49           28.31            3,944              1.25           1.25(f)          (0.37)              678

$12.39          (38.45)        $ 27,668              1.40           1.19(f)          (0.27)              724
 21.67           40.62          103,087              1.40           1.29(f)          (0.62)              826
 15.41           49.35           46,827              1.40           1.40             (0.55)              632
 10.32            3.20            1,054              1.40           1.40              0.32                11

 12.22          (38.86)          22,811              2.15           1.98(f)          (1.04)              724
 21.53           32.82           35,680              2.15           1.99(f)          (1.30)              826

 12.22          (38.89)           3,419              2.15           1.98(f)          (1.04)              724
 21.54           32.88            6,546              2.15           2.01(f)          (1.32)              826

 12.46          (38.29)           1,251              1.15           0.98(f)          (0.06)              724
 21.73           34.05            1,746              1.15           0.95(f)          (0.28)              826

(e) The investment adviser agreed to reimburse a portion of the Fund's expenses during the periods shown. Without these reimbursements, expense ratios would have been higher.

(f) The Fund has entered into agreements with certain brokers whereby the brokers rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(g) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(h) Amount is less than $0.01.See accompanying notes to financial statements.# For the Year Ended September 30, 2001

                 See accompanying notes to financial statements.

For the Year Ended September 30, 2001

NOTE 1  ORGANIZATION

The CDC Kobrick Investment Trust, formerly Nvest Kobrick Investment Trust, a Massachusetts business trust (the "Trust"), was organized on October 10, 1997, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as a diversified open-end management investment company. The Master Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust in multiple series. The Trust consists presently of three separate series: Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund (individually, a "Fund" and, collectively, the "Funds"). The investment objective of the Kobrick Capital Fund is to seek maximum capital appreciation by investing primarily in equity securities of companies with small, medium and large capitalizations. The investment objective of the Kobrick Emerging Growth Fund is to seek to provide growth of capital by investing primarily in equity securities of emerging growth companies, with an emphasis on companies with small capitalizations. The investment objective of the Kobrick Growth Fund is to seek long-term growth of capital by investing primarily in equity securities of companies with large capitalizations that the Fund's investment adviser believes have better than average long-term growth potential.

The interim investment advisers of Kobrick Capital Fund are RS Investment Management, L.P. ("RS Investment Management") and Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM"). RS Investment Management is the interim investment adviser for Kobrick Emerging Growth Fund. VNSM is the interim investment adviser for Kobrick Growth Fund. Prior to July 1, 2001 the Funds' investment adviser was Kobrick Funds LLC ("Kobrick"). VNSM and Kobrick are wholly owned subsidiaries of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). Kobrick was formed in May 1999 and on July 7, 1999 the business carried on by its predecessor ("former adviser") was contributed to Kobrick.

The Funds publicly offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. All shareholders invested in any of the Funds on October 29,1999 were automatically converted to Class A "load waived" shares and are allowed to continue to invest in Class A shares without paying any commissions. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to an CDSC charge of 1.00% if those shares are redeemed within one year . Class Y shares do not pay a front end sales charge, a CDSC or service and distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

NOTE 2  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Each Fund's investment securities which are traded on stock exchanges or are quoted by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last reported sale prices as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") on the day the securities are valued, or if not traded on a particular day, at the closing bid prices. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale prices (or, if the last sale prices are not readily available, at the last bid prices as quoted by the brokers that make markets in the securities) as of the close of the regular session of trading on the NYSE on the day the securities are being valued. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Short-term investments with maturities less than 60 days are valued at amortized cost which approximates market value. Options, interest rate futures and options thereon that are tracked on exchanges are valued at their last sale price as of the close of such exchanges. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Fund's investment adviser in accordance with procedures approved by the Board of Trustees.

For the Year Ended September 30,2001

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. The repurchase agreements are collateralized by U.S. Government securities. The Funds' custodian takes possession of the underlying collateral on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value of the collateral held is at least equal to 102% of the repurchase price, including interest. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded based on the specific identification method. Dividend income on investment securities, less foreign taxes withheld, if any, is recorded on ex-dividend date. Interest income on investment securities is recorded on an accrual basis.

EXPENSES: Certain of the Trust's expenses are allocated equally to those Funds which make up the Trust. Other expenses of the Trust are allocated to the respective Funds based upon the relative net assets of each Fund. Operating expenses directly attributable to a Fund are charged to that Fund's operations. ## For the Year Ended September 30, 2001

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Trustees approve separate dividends on each class of shares. It is the policy of each Fund to declare and pay dividends from net investment income at least annually. Each Fund will distribute net realized capital gains (including net short-term capital gains) unless offset by any available capital loss carryforward at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Permanent book and tax differences will result in reclassifications to capital accounts.

FEDERAL INCOME TAXES: Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve each Fund from all or substantially all federal income taxes. Accordingly, no provision for federal income tax has been made.

ORGANIZATION COSTS: Costs and expenses of the Trust in connection with the organization of the Trust and the initial offering of shares of each Fund, excluding the Kobrick Growth Fund, have been deferred by the Trust and are being amortized on a straight-line basis from the date operations commenced over a period that a benefit is expected to be realized, not to exceed sixty months. If any of the initial shares of the Kobrick Capital Fund and Kobrick Emerging Growth Fund are redeemed during the amortization period of these organizational costs by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of the unamortized organizational costs. Organizational costs associated with the Kobrick Growth Fund have been borne by Kobrick.

LINE OF CREDIT: The Trust has entered into a $15,000,000 committed line of credit with State Street Bank and Trust Company ("State Street"). Borrowings under this line of credit agreement may not exceed 5% of each Fund's total assets and may not exceed prospectus limitations. Interest on borrowings is payable at State Street's Cost of Funds plus 0.75% per annum. Under this Agreement, the Trust has agreed to pay a 0.10% per annum fee on the unused portion of the commitment, payable quarterly in arrears. For the year ended September 30, 2001, the Trust had no borrowings against the line of credit.

NOTE 3 INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY FEES: Effective July 1, 2001, the Funds entered into new interim advisory agreements for investment management services. Kobrick Capital Fund entered into interim advisory agreements with RS Investment Management and VNSM. Each adviser provides investment management services to a segment of the Fund and is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% based on the average daily net assets of the adviser's segment of the Fund. Kobrick Emerging Growth Fund and Kobrick Growth Fund entered into separate interim advisory agreements with RS Investment Management and VNSM, respectively. Under each agreement, the adviser is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 1.00% based on average daily net assets of the

For the Year Ended September 30,2001

Fund. Prior to July 1, 2001, each Fund paid Kobrick for investment management services at the annual rate of 1.00% of the average daily net assets of the Fund.

ACCOUNTING AND ADMINISTRATIVE EXPENSE: CDC IXIS Asset Management Services, Inc. ("CIS") is a wholly owned subsidiary of CDC IXIS North America and performs certain accounting and administrative services for the Funds including: (i) performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Funds and (ii) services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Funds or regulatory authorities and reports and questionnaires for SEC compliance. For the services provided, each Fund pays CIS the greater of the following: (i) an annual fee payable in equal monthly installments equal to $70,000 per Fund; or (ii) a monthly fee at the annual rate of 0.07% of the first $100 million of the Fund's average daily net assets, 0.05% of the next $300 million of the Fund's average daily net assets and 0.03% of such assets in excess of $400 million. For the year ended September 30, 2001, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid CIS $96,610, $74,058 and $76,480, respectively.

TRANSFER AGENT FEES: CIS is the transfer and shareholder servicing agent and Boston Financial Data Services, Inc. ("BFDS") serves as sub-transfer agent for the Funds. Each Fund pays CIS service fees for servicing shareholder accounts. Class A, Class B and Class C shareholders pay service fees monthly representing the higher dollar amount based on the following calculations: (1) the annualized rate of 0.184% of the Fund's average daily net assets to the extent eligible assets ( the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the funds) are equal to or less than $5.7 billion; 0.180% of the Fund's average daily net assets to the extent eligible assets are greater than $5.7 billion and up to $10.7 billion; and 0.175% of the Fund's average daily net assets to the extent eligible assets are in excess of $10.7 billion (subject to an annual class minimum of $18,000); or (2) each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $10.5 million. In addition, pursuant to other servicing agreements, Class A, Class B and Class C shareholders pay service fees to other firms that provide similar services for their own shareholder accounts. Class Y shares bear a transfer agent fee of 0.10% of average daily net assets. CIS and BFDS are also reimbursed by the Funds for out-of-pocket expenses. Prior to January 1, 2001, each Fund paid an annual per account fee to CIS. For the year ended September 30, 2001, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid $358,638, $200,576 and $213,743, respectively, to CIS as compensation for its services as transfer agent.

SERVICE AND DISTRIBUTION FEES: Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Funds' Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Funds' Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, each Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Funds' distributor, (a wholly owned subsidiary of CDC IXIS North America) a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to each Fund's Class A shares, as reimbursement for expenses incurred by ## For the Year Ended September 30, 2001 CDC IXIS Distributors in providing personal services to investors owning Class A shares and/or the maintenance of shareholder accounts. For the year ended September 30, 2001, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid CDC IXIS Distributors $215,093, $124,564 and $145,784, respectively, under the Class A Plan. Under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to each Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares or the maintenance of shareholder accounts. For the year ended September 30, 2001, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid CDC IXIS Distributors $123,708, $62,311 and $80,127 respectively, under the Class B Plan and $21,776, $13,654 and $14,118, respectively, under the Class C Plan.

Also under the Class B and Class C Plans, each Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares. For the year ended September 30, 2001, the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund paid CDC IXIS Distributors $371,125, $186,932 and $240,379, respectively, under the Class B Plan and $65,326, $40,962 and $42,355, respectively, under the Class C Plan.

For the Year Ended September 30,2001

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund during the year ended September 30, 2001, amounted to $538,970, $256,479 and $335,793, respectively.

TRUSTEES FEES AND EXPENSES: The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee receives an annual retainer fee from the Trust of $12,000 and meeting attendance fees of $2,000 for each meeting of the Board of Trustees attended in person and a fee of $750 for each Board of Trustees attended by telephone. Each Audit and Operations Committee member receives a fee of $2,000 for each Audit and Operations Committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each Trustee for attending such meetings.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Upon distribution, each participating Trustee will receive an amount equal to the value of such deferred compensation, had it been invested in the Funds selected by each Trustee on the normal payment date. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

NOTE 4 -- EXPENSE REDUCTIONS AND CONTINGENT EXPENSE OBLIGATION
Effective February 1, 2001, Kobrick gave a binding undertaking to the Funds, through at least January 31, 2002, to limit the amount of total expenses, excluding certain expenses, to 1.50%, 2.25%, 2.25% and 1.25% of the average daily net assets for the Classes A, B, C and Y shares, respectively, of the Kobrick Capital Fund and Kobrick Emerging Growth Fund and 1.40%, 2.15%, 2.15% and 1.15% for the Classes A, B, C and Y shares, respectively, of the Kobrick Growth Fund. Accordingly, to the extent total expenses exceed the amount of the respective limit, Kobrick will reduce its management fees and/or reimburse the Funds for certain expenses. Effective September 1, 2001, VNSM (interim adviser of Kobrick Capital Fund and Kobrick Growth Fund) and RS Investments (interim adviser of Kobrick Capital Fund and Kobrick Emerging Growth Fund) gave a binding undertaking, through January 31, 2002, to limit the amount of total expenses to the same extent that they were limited by Kobrick. With respect to each Fund, the investment adviser shall be permitted to recover expenses it has borne after January 31, 2001 (whether through reduction of its management fee or otherwise) in later periods to the extent that a Fund's expenses fall below the rates set forth above; provided however, that a Fund is not obligated to pay any such amounts more than three years after the end of the fiscal year in which the expense was deferred. Under a prior binding undertaking by Kobrick, a Fund is not obligated to pay any such deferred expenses incurred during the period from October 1, 2000 through January 31, 2001 beyond September 30, 2002. For the year ended September 30, 2001, management fees of $758,116 , $519,057 and $547,749 were deferred for the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively.

The Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as reductions of expenses in the Statements of Operations. For the year ended September 30, 2001, expenses were reduced by $44,998, $14,400 and $190,330 for the Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, respectively.

NOTE 5 -- PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate amounts of purchases and sales of investment securities, excluding short-term investments, for the year ended September 30, 2001, were as follows:

                                                Purchases          Sales
                                            --------------    -------------
Kobrick Capital Fund                        $2,005,161,090    $2,088,390,448
Kobrick Emerging Growth Fund                $  564,866,780    $  610,646,069
Kobrick Growth Fund                         $  699,061,242    $  744,835,304

Sales of securities for each Fund includes the value of securities delivered through an in-kind redemption of certain Fund shares (see Note 6). Any realized gain on securities delivered through an in-kind redemption of Fund shares is not taxable to the

For the Year Ended September 30,2001

Funds. The value of securities and realized gain on securities delivered through an in-kind redemption of Fund shares aggregated $34,783,904 and $2,852,946 for Kobrick Capital Fund, $30,091,917 and $8,653,063 for Kobrick Emerging Growth Fund, and $44,090,079 and $5,641,490 for Kobrick Growth Fund.

NOTE 6 -- CAPITAL SHARES

At September 30, 2000, Cendant Corporation ("Cendant") owned 17.0%, 27.0%, and 36.0% of the Kobrick Capital Fund, Kobrick Emerging Growth Fund, and Kobrick Growth Fund, respectively. Cendant no longer maintains an interest in Kobrick as a result of the contribution of business to Kobrick described in Note 1. In February, 2001, Cendant redeemed substantially all its shares and was paid in kind by the Funds.

At September 30, 2001, there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y. Transactions in capital shares were as follows:

                                                                   Year Ended                     Year Ended
                                                               September 30, 2001             September 30, 2000
                                                           --------------------------    ----------------------------
Kobrick Capital Fund                                         Shares         Amount          Shares         Amount
--------------------                                       ----------    ------------    ----------      ------------
Class A*
   Shares sold ......................................         944,153    $ 11,322,983      16,030,226    $ 350,740,448
   Shares issued in connection with the reinvestment of:
     Distributions from net realized gain ...........              --              --         986,268       14,981,407
                                                           ----------    ------------     -----------    -------------
                                                              944,153      11,322,983      17,016,494      365,721,855
   Shares repurchased ...............................      (6,307,082)    (72,627,653)    (12,814,231)    (270,607,983)
                                                           ----------    ------------     -----------    -------------
   Net increase (decrease) ..........................      (5,362,929)   $(61,304,670)      4,202,263    $  95,113,872
                                                           ----------    ------------     -----------    -------------

                                                                       Year Ended                      For the Period
                                                                      September 30,             October 29, 1999 (a) through
                                                                          2001                       September 30, 2000
                                                                  --------------------------    ----------------------------
                                                                  Shares          Amount          Shares         Amount
                                                                  ----------    ------------    ----------    ------------
Class B
   Shares sold ................................................      725,496    $  8,831,474     5,110,363    $114,737,919
   Shares repurchased .........................................   (1,632,762)    (17,615,111)     (373,447)     (7,751,507)
                                                                  ----------    ------------    ----------    ------------
   Net increase (decrease) ....................................     (907,266)   $ (8,783,637)    4,736,916    $106,986,412
                                                                  ----------    ------------    ----------    ------------
Class C
   Shares sold ................................................      169,362    $  2,177,716       989,657    $ 21,547,422
   Shares repurchased .........................................     (443,110)     (4,757,672)     (131,162)     (2,701,111)
                                                                  ----------    ------------    ----------    ------------
   Net increase (decrease) ....................................     (273,748)   $ (2,579,956)      858,495    $ 18,846,311
                                                                  ----------    ------------    ----------    ------------
Class Y
   Shares sold ................................................      152,815    $  1,634,088     2,492,072    $ 47,638,730
   Shares repurchased .........................................   (1,417,821)    (20,249,592)   (1,144,821)    (24,284,007)
                                                                  ----------    ------------    ----------    ------------
   Net increase (decrease) ....................................   (1,265,006)   $(18,615,504)    1,347,251    $ 23,354,723
                                                                  ----------    ------------    ----------    ------------
   Increase (decrease) derived from capital shares transactions   (7,808,949)   $(91,283,767)   11,144,925    $244,301,318
                                                                  ==========    ============    ==========    ============

                                                                   Year Ended                   Year Ended
                                                               September 30, 2001           September 30, 2000
                                                           --------------------------    --------------------------
Kobrick Emerging Growth Fund                                  Shares         Amount       Shares            Amount
----------------------------                               ----------    ------------    ----------      ------------
Class A*
   Shares sold .........................................      603,514    $  7,644,557     17,002,298
                                                                                                        $ 340,733,729
   Shares issued in connection with the reinvestment of:
     Distributions from net realized gain ..............           --              --        577,486        8,506,362
                                                           ----------    ------------    -----------    -------------
                                                              603,514       7,644,557     17,579,784      349,240,091
   Shares repurchased ..................................   (3,847,431)    (48,660,087)   (14,992,359)    (296,810,672)

   Net increase (decrease) .............................   (3,243,917)   $(41,015,530)     2,587,425    $  52,429,419
                                                           ----------    ------------    -----------    -------------

For the Year Ended September 30, 2001

                                                                              Year Ended                 For the Period
                                                                             September 30,        October 29, 1999 (a) through
                                                                                 2001                  September 30, 2000
                                                                     ---------------------------  ---------------------------
                                                                        Shares          Amount       Shares       Amount
                                                                     -----------    ------------  -----------   ------------
Class B
   Shares sold ................................................         399,834    $  5,445,801    2,351,882    $ 50,947,821
   Shares repurchased .........................................        (804,355)     (9,519,386)    (201,245)     (4,103,739)
                                                                     ----------    ------------    ---------    ------------
   Net increase (decrease) ....................................        (404,521)   $ (4,073,585)   2,150,637    $ 46,844,082
                                                                     ----------    ------------    ---------    ------------

Class C
   Shares sold ................................................          49,672    $    652,971      548,320    $ 11,811,166
   Shares repurchased .........................................        (222,276)     (2,572,902)     (41,339)       (810,265)
                                                                     ----------    ------------    ---------    ------------
   Net increase (decrease) ....................................        (172,604)   $ (1,919,931)     506,981    $ 11,000,901
                                                                     ----------    ------------    ---------    ------------

Class Y
   Shares sold ................................................          10,248    $    171,486      360,190    $  7,829,212
   Shares repurchased .........................................        (210,035)     (2,703,896)    (157,832)     (2,977,217)
                                                                     ----------    ------------    ---------    ------------
   Net increase (decrease) ....................................        (199,787)   $ (2,532,410)     202,358    $  4,851,995
                                                                     ----------    ------------    ---------    ------------
   Increase (decrease) derived from capital shares transactions      (4,020,829)   $(49,541,456)   5,447,401    $115,126,397
                                                                     ==========    ============    =========    ============

                                                                   Year Ended                      Year Ended
                                                               September 30, 2001              September 30, 2000
                                                           --------------------------     ---------------------------
Kobrick Growth Fund                                          Shares         Amount           Shares         Amount
-------------------                                        ----------    ------------    ------------    -------------
Class A*
   Shares sold ......................................         717,163    $ 12,809,760      19,651,948    $ 371,992,961
   Shares issued in connection with the reinvestment of:
     Distributions from net realized gain ...........         348,180       6,204,561              --               --
                                                           ----------    ------------     -----------    -------------
                                                            1,065,343      19,014,321      19,651,948      371,992,961
   Shares repurchased ...............................      (3,590,481)    (62,510,964)    (17,933,965)    (335,964,185)
                                                           ----------    ------------     -----------    -------------
   Net increase (decrease) ..........................      (2,525,138)   $(43,496,643)      1,717,983    $  36,028,776
                                                           ----------    ------------     -----------    -------------

                                                                    Year Ended                   For the Period
                                                                   September 30,          October 29, 1999 (a) through
                                                                       2001                    September 30, 2000
                                                           ---------------------------    ---------------------------
                                                              Shares          Amount         Shares         Amount
                                                           -----------    ------------    -----------    ------------
Class B
  Shares sold ..........................................      668,197     $11,535,951    1,765,474    $37,723,733
   Shares issued in connection with the reinvestment of:
     Distributions from net realized gain ..............      129,881       2,294,996           --             --
                                                             --------     -----------    ---------    -----------
                                                              798,078      13,830,947    1,765,474     37,723,733
   Shares repurchased ..................................     (588,332)     (9,134,751)    (108,577)    (2,358,591)
                                                             --------     -----------    ---------    -----------
   Net increase (decrease) .............................      209,746     $ 4,696,196    1,656,897
                                                                                                      $35,365,142
                                                             --------     -----------    ---------    -----------

Class C
   Shares sold .........................................      126,239     $ 2,109,406      325,023    $ 6,644,269
   Shares issued in connection with the reinvestment of:
     Distributions from net realized gain ..............       13,269         234,468           --             --
                                                             --------     -----------    ---------    -----------
                                                              139,508       2,343,874      325,023      6,644,269
   Shares repurchased ..................................     (163,692)     (2,468,578)     (21,102)      (447,028)
                                                             --------     -----------    ---------    -----------
   Net increase (decrease) .............................      (24,184)    $  (124,704)     303,921    $ 6,197,241
                                                             --------     -----------    ---------    -----------

                 See accompaning notes to financial statements.

To the Trustees of CDC Kobrick Investment Trust and the Shareholders of Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund (funds of the CDC Kobrick Investment Trust, hereafter referred to as the "Funds") at September 30, 2001, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. As described in Note 9, on November 9, 2001, the shareholders approved the reorganization plan and merger of the Funds.

PricewaterhouseCoopers LLP

Boston, Massachusetts
November 9, 2001

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust-- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
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                          CDCNvest Mid Cap Growth Fund
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                              Kobrick Capital Fund
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                               Kobrick Growth Fund

              *Investments in money market funds are not insured or
                guaranteed by the FDIC or any government agency.

                                  [Data to come]

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